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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 May 19, 1999


                                 PIXTECH, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                  0-26380              04-3214691
(State or other jurisdiction    (Commission File        (IRS Employer
     of incorporation)              Number)            Identification No.)



                 Avenue Olivier Perroy, 13790 Rousset, France
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                             011-33-4-42-29-10-00
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Item 2.  Acquisition or Disposition of Assets.

  On May 19, 1999, PixTech, Inc. (the "Company") and Micron Technology, Inc. ("Micron") closed the Company's acquisition of certain assets of Micron relating to field emission displays including certain equipment and other tangible assets, certain contract rights related to the tangible assets and $4.35 million of cash for an aggregate of 7,133,562 shares of the Company's Common Stock and a warrant to purchase 310,000 shares of the Company's Common Stock (the "Acquisition"). The Company was also granted a ten year, worldwide, royalty free license to Micron's FED related patents and patent applications and entered into a three year lease to the building owned by Micron in which the acquired
assets are located.   A press release relating to the Acquisition is attached
hereto as an exhibit.

  The number of shares of the Company's Common Stock, and the warrant to purchase shares of the Company's Common Stock, delivered as the consideration was determined through arms-length negotiation between the parties. There was no material relationship between Micron or its stockholders and the Company or any of its affiliates, directors or officers, or any associate of the Company's director or officer.

  The assets acquired in the Acquisition were used by Micron in the business of developing and producing field emission displays. The Company intends to utilize the assets obtained in the Acquisition in the same manner as they were utilized by Micron.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              To be filed by amendment.

         (c)  Exhibits

              2.1 Acquisition Agreement dated as of March 19, 1999 between Micron Technology, Inc. and PixTech, Inc. relating to the purchase and sale of Micron's Display Division Business. Filed as Exhibit 2.1 to the Company's quarterly report on Form 10-Q for the period ended March 31, 1999.

              2.2 Amendment No. 1 to Acquisition Agreement, dated as of April 23, 1999, between Micron Technology, Inc. and PixTech, Inc. Filed as Exhibit 2.2 to the Company's quarterly report on Form 10-Q for the period ended March 31, 1999.

              2.3 Amendment No. 2 to Acquisition Agreement, dated as of May 17, 1999, between Micron Technology, Inc. and PixTech, Inc.
                   Filed herewith.

             99.1 Press Release issued by the Company on May 19, 1999. Filed herewith.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 1999                            PIXTECH, INC.



                                                  By: /S/ Yves Morel
                                                     ---------------
                                                        Yves Morel
                                                        Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
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          2.1  Acquisition Agreement dated as of March 19, 1999 between Micron
               Technology, Inc. and PixTech, Inc. relating to the purchase and sale of Micron's Display Division Business. Filed as Exhibit 2.1 to the Company's quarterly report on Form 10-Q for the period ended March 31, 1999.

          2.2  Amendment No. 1 to Acquisition Agreement, dated as of April 23,
               1999, between Micron Technology, Inc. and PixTech, Inc.   Filed
               as Exhibit 2.2 to the Company's quarterly report on Form 10-Q for the period ended March 31, 1999.

          2.3 Amendment No. 2 to Acquisition Agreement, dated as of May 17, 1999, between Micron Technology, Inc. and PixTech, Inc. Filed herewith.

          99.1 Press Release issued by the Company on May 19, 1999. Filed herewith